SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K


                         Current Report
                Pursuant to Section 13 or 15(d)
            of the Securities Exchange Act of 1934.




Date of Report (Date of earliest event reported) December 19, 1997
                                                 -----------------
                  PROMAX COMMUNICATIONS, INC.
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     (Exact name of registrant as specified in its charter)

                        British Columbia
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         (State or Other Jurisdiction of Incorporation)

0-25820                                        N/A
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         25 Central Park West, #16E, New York, NY 10023
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  (Address of principal executive offices, including Zip Code)

                         (212) 265-0842
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(Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS
----------------------

The Registrant's Board of Directors has voted to change the Registrant's fiscal year end from June 30 to December 31, commencing December 31, 1997.


                          SIGNATURES
                          ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   Promax Communications Inc.
                  ---------------------------
                          (Registrant)


By: /s/ Ross Wilmot, Chief Financial Officer

DATED: January 26, 1998